Exhibit 99.1
Imperial provides 2025 corporate guidance outlook

CALGARY, Alberta – December 12, 2024 – Imperial (TSE: IMO, NYSE American: IMO) today provided an update on its corporate guidance outlook for 2025. The company’s strategy remains focused on maximizing the value of its existing assets and progressing advantaged high-value growth opportunities while delivering industry-leading returns to shareholders.

“Our 2025 plan builds on our momentum and positions the company to achieve even stronger operating performance with higher volumes and lower unit cash costs1 at Kearl and Cold Lake,” said Brad Corson, chairman, president and chief executive officer. In the Downstream, a lighter turnaround schedule supports higher refinery throughput year-over-year, and start-up of the Strathcona Renewable Diesel project is expected to increase product sales.

“Our strategic investments and continued focus on profitable volume growth, lowering costs and driving efficiencies have enhanced Imperial’s ability to increase free cash flow1 over a range of business conditions,” Corson added.

Capital and exploration expenditures2 are forecasted to range between $1.9 to $2.1 billion. In the Upstream, key investments support volume growth, including technology to increase bitumen recovery and mine progression work at Kearl, as well as completion of the Leming redevelopment project and high-value drilling opportunities at Cold Lake. Downstream investments include completion of the Strathcona renewable diesel project, with start-up expected around mid-year, and additional optimization initiatives that enhance logistics and processing flexibility across the network.

In the Upstream, production is forecasted to grow to between 433,000 and 456,000 gross oil equivalent barrels per day. Higher volume reflects continued growth at Kearl, the first full-year contribution from Grand Rapids at Cold Lake, as well as other optimization initiatives. The Leming redevelopment project, using steam-assisted gravity drainage recovery technology, is expected to start up late in the year and primarily contribute to 2026 and beyond.

In the Downstream, throughput is forecasted to be between 405,000 and 415,000 barrels per day with capacity utilization between 94% and 96%. The company is planning turnarounds at each of its refineries in 2025, with lower expected impacts to throughput and costs compared to 2024. Imperial continues to focus on further improving its advantaged Canadian downstream business by leveraging its coast-to-coast logistics network to efficiently move product to high-value markets, maximizing refinery crude and product slate flexibility to improve resiliency and further developing its lower-carbon product offering to meet the needs of customers across Canada.

Imperial remains committed to supplying secure, reliable and affordable energy to Canadians, including reducing emissions intensity. “I’m extremely confident in our ability to deliver value to our shareholders leveraging the ingenuity and hard work of the Imperial workforce and our high-quality assets,” said Corson.

1 Non-GAAP financial measure, non-GAAP financial ratio – see supplemental information for definition and reconciliation
2 See supplemental information for definition

After more than a century, Imperial continues to be an industry leader in applying technology and innovation to responsibly develop Canada’s energy resources. As Canada’s largest petroleum refiner, a major producer of crude oil, a key petrochemical producer and a leading fuels marketer from coast to coast, our company remains committed to high standards across all areas of our business.

imperialoil.ca ∙ youtube.com/ImperialOil ∙ x.com/ImperialOil ∙ linkedin.com/company/Imperial-Oil ∙ facebook.com/ImperialOilLimited

2025 Full-Year Guidance
Canadian dollars, unless noted
Total capital and exploration expenditures[1] $M	1,900 - 2,100

Upstream production[2] boe/d	433,000 - 456,000
Kearl (gross) bbl/d	280,000 - 290,000
Cold Lake bbl/d	150,000 - 160,000
Syncrude bbl/d	75,000 - 80,000

Refinery throughput bbl/d	405,000 - 415,000
Refinery utilization %	94% - 96%

2025 Planned Turnarounds
Production, throughput and operating costs[3] annualized basis, before royalties, Imperial share
Upstream
2Q: Kearl, 9 kbd, $57M operating cost
2Q: Cold Lake, 3 kbd, $30M operating cost
3Q: Syncrude, 6 kbd, $111M operating cost

Downstream & Chemical
2Q: Strathcona refinery, 3 kbd, $19M operating cost
2Q: Nanticoke refinery, 6 kbd, $41M operating cost
3Q/4Q: Sarnia refinery, 3 kbd, $51M operating cost

- 30 -

For further information:

Investor relations	Media relations
(587) 962-4401	(587) 476-7010

1 See supplemental information for definition
2 Upstream production is Imperial share before royalties, except Kearl which is 100% gross basis. Kearl is jointly owned by Imperial
(70.96%) and ExxonMobil Canada (29.04%)
3 Non-GAAP financial measure – see supplemental information for definition and reconciliation

After more than a century, Imperial continues to be an industry leader in applying technology and innovation to responsibly develop Canada’s energy resources. As Canada’s largest petroleum refiner, a major producer of crude oil, a key petrochemical producer and a leading fuels marketer from coast to coast, our company remains committed to high standards across all areas of our business.

imperialoil.ca ∙ youtube.com/ImperialOil ∙ x.com/ImperialOil ∙ linkedin.com/company/Imperial-Oil ∙ facebook.com/ImperialOilLimited

Cautionary statement

Statements of future events or conditions in this release, including projections, forecasts, targets, expectations, estimates, and business plans are forward-looking statements. Forward-looking statements can be identified by words such as believe, anticipate, intend, propose, plan, goal, seek, project, predict, target, estimate, expect, strategy, outlook, forecast, schedule, future, continue, likely, may, should, will and similar references to future periods. Forward-looking statements in this release include, but are not limited to, references to Imperial’s 2025 corporate guidance outlook and 2025 plan; total Upstream and asset production guidance for 2025; Downstream throughput and utilization guidance; the cost, scope and impact of 2025 planned turnarounds; the company’s corporate strategy remaining focused on maximizing existing assets, select growth initiatives and delivering returns to shareholders; the company’s focus on profitable volume growth, lowering costs and driving efficiencies including anticipated unit cash cost reductions at Kearl and Cold Lake; forecasted capital and exploration expenditures of $1.9 to $2.1 billion for 2025; the company’s ability to generate free cash flow and deliver value to shareholders, and focus on cost efficiencies; the impact and timing of investments at Kearl and Cold Lake to support volume growth, including Grand Rapids, the Leming redevelopment project, and high-value drilling opportunities at Cold Lake; timing and impact of the company’s Strathcona renewable diesel project; improvements to the company’s downstream business, including through efficient product transportation, refinery slate flexibility and further development of its lower-carbon product offering; and the company’s commitment to supplying secure, reliable and affordable energy including by reducing emissions intensity.

Forward-looking statements are based on the company's current expectations, estimates, projections and assumptions at the time the statements are made. Actual future financial and operating results, including expectations and assumptions concerning future energy demand, supply and mix; commodity prices, foreign exchange rates and general market conditions; production rates, growth and mix across various assets; project plans, timing, costs, technical evaluations and capacities and the company’s ability to effectively execute on these plans and operate its assets, including the Cold Lake Grand Rapids and Leming redevelopment projects, the Strathcona renewable diesel project, and any changes in the scope, terms, or costs of such projects; the adoption and impact of new facilities or technologies on reductions to greenhouse gas emissions intensity, including but not limited to technologies using solvents to replace energy intensive steam at Cold Lake, Strathcona renewable diesel, carbon capture and storage including in connection with hydrogen for the renewable diesel project, recovery technologies and efficiency projects, and any changes in the scope, terms, or costs of such projects; the results of research programs and new technologies, including with respect to greenhouse gas emissions, and the ability to bring new technologies to scale on a commercially competitive basis, and the competitiveness of alternative energy and other emission reduction technologies; receipt of regulatory approvals in a timely manner, especially with respect to large scale emissions reduction projects; the amount and timing of emissions reductions, including the impact of lower carbon fuels; that any required support from policymakers and other stakeholders for various new technologies such as carbon capture and storage will be provided; for renewable diesel, the availability and cost of locally-sourced and grown feedstock and the supply of renewable diesel to British Columbia in connection with its low-carbon fuel legislation; applicable laws and government policies, including with respect to climate change, greenhouse gas emissions reductions and low carbon fuels; maintenance and turnaround activity and cost; cash generation, financing sources and capital structure, such as dividends and shareholder returns, including the timing and amounts of share repurchases; capital and environmental expenditures; refinery utilization; and performance of third-party service providers, could differ materially depending on a number of factors.

After more than a century, Imperial continues to be an industry leader in applying technology and innovation to responsibly develop Canada’s energy resources. As Canada’s largest petroleum refiner, a major producer of crude oil, a key petrochemical producer and a leading fuels marketer from coast to coast, our company remains committed to high standards across all areas of our business.

imperialoil.ca ∙ youtube.com/ImperialOil ∙ x.com/ImperialOil ∙ linkedin.com/company/Imperial-Oil ∙ facebook.com/ImperialOilLimited

These factors include global, regional or local changes in supply and demand for oil, natural gas, and petroleum and petrochemical products and resulting price, differential and margin impacts, including foreign government action with respect to supply levels and prices, and the occurrence of wars; environmental regulation, including climate change and greenhouse gas regulation and changes to such regulation; project management and schedules and timely completion of projects; availability and performance of third-party service providers; unanticipated technical or operational difficulties; operational hazards and risks; third-party opposition to company and service provider operations, projects and infrastructure; the results of research programs and new technologies, and ability to bring new technologies to commercial scale on a cost-competitive basis; failure, delay or uncertainty regarding supportive policy and market development for the adoption of emerging lower emission energy technologies and other technologies that support emissions reductions; environmental risks inherent in oil and gas exploration and production activities; the receipt, in a timely manner, of regulatory and third-party approvals; transportation for accessing markets; political or regulatory events, including changes in law or government policy, applicable royalty rates, tariffs, and tax laws; management effectiveness and disaster response preparedness; cybersecurity incidents; availability and allocation of capital; currency exchange rates; general economic conditions, including inflation and the occurrence and duration of economic recessions or downturns; and other factors discussed in Item 1A risk factors and Item 7 management’s discussion and analysis of Imperial Oil Limited’s most recent annual report on Form 10-K.

Forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties, some that are similar to other oil and gas companies and some that are unique to Imperial. Imperial’s actual results may differ materially from those expressed or implied by its forward-looking statements and readers are cautioned not to place undue reliance on them. Imperial undertakes no obligation to update any forward-looking statements contained herein, except as required by applicable law.

Forward-looking and other statements regarding Imperial's environmental, social and other sustainability efforts and aspirations are not an indication that these statements are material to investors or require disclosure in the company's filings with securities regulators. In addition, historical, current and forward-looking environmental, social and sustainability-related statements may be based on standards for measuring progress that are still developing, internal controls and processes that continue to evolve, and assumptions that are subject to change in the future, including future rule-making. Individual projects or opportunities may advance based on a number of factors, including availability of supportive policy, technology for cost-effective abatement, company planning process, and alignment with our partners and other stakeholders.

In this release all dollar amounts are expressed in Canadian dollars unless otherwise stated. This release should be read in conjunction with Imperial’s most recent Form 10-K.

The term “project” as used in this release can refer to a variety of different activities and does not necessarily have the same meaning as in any government payment transparency reports.

After more than a century, Imperial continues to be an industry leader in applying technology and innovation to responsibly develop Canada’s energy resources. As Canada’s largest petroleum refiner, a major producer of crude oil, a key petrochemical producer and a leading fuels marketer from coast to coast, our company remains committed to high standards across all areas of our business.

imperialoil.ca ∙ youtube.com/ImperialOil ∙ x.com/ImperialOil ∙ linkedin.com/company/Imperial-Oil ∙ facebook.com/ImperialOilLimited

Supplemental Information

Capital and exploration expenditures
Capital and exploration expenditures (or capital expenditures) represent the combined total of additions at cost to property, plant and equipment, additions to finance leases, additional investments and acquisitions; exploration expenses on a before-tax basis from the Consolidated statement of income; and the company’s share of similar costs for equity companies. Capital and exploration expenditures exclude the purchase of carbon emission credits.

Non-GAAP measures
Listed below are definitions of several of Imperial’s key business and financial performance measures. The definitions are provided to facilitate understanding of the terms and how they are calculated. These measures are not prescribed by U.S. Generally Accepted Accounting Principles (GAAP). These measures constitute "non-GAAP financial measures" under Securities and Exchange Commission Regulation G and Item 10(e) of Regulation S-K, and "specified financial measures" under National Instrument 52-112 Non-GAAP and Other Financial Measures Disclosure of the Canadian Securities Administrators.

Reconciliation of these non-GAAP financial measures to the most comparable GAAP measure, and other information required by these regulations, have been provided. Non-GAAP financial measures and specified financial measures are not standardized financial measures under GAAP and do not have a standardized definition. As such, these measures may not be directly comparable to measures presented by other companies and should not be considered a substitute for GAAP financial measures.

Reconciliation of historical non-GAAP measures is incorporated by reference and can be found in the company’s most recent annual report on Form 10-K under the heading “Frequently Used Terms”, or on the quarterly earnings press release under Attachment VI, available on EDGAR at www.sec.gov, SEDAR+ at www.sedarplus.ca, and the company’s website at www.imperialoil.ca.

Free cash flow
Free cash flow is a non-GAAP financial measure that is cash flows from operating activities less additions to property, plant and equipment and equity company investments plus proceeds from asset sales. The most directly comparable financial measure that is disclosed in the financial statements is "Cash flows from (used in) operating activities" within the company’s Consolidated statement of cash flows. This measure is used to evaluate cash available for financing activities (including but not limited to dividends and share purchases) after investment in the business.

Operating costs
Operating costs is a non-GAAP financial measure that are the costs during the period to produce, manufacture, and otherwise prepare the company’s products for sale – including energy costs, staffing and maintenance costs. It excludes the cost of raw materials, taxes and interest expense and are on a before-tax basis. The most directly comparable financial measure that is disclosed in the financial statements is total expenses within the company’s Consolidated statement of income. While the company is responsible for all revenue and expense elements of net income, operating costs represent the expenses most directly under the company’s control and therefore, are useful in evaluating the company’s performance.

After more than a century, Imperial continues to be an industry leader in applying technology and innovation to responsibly develop Canada’s energy resources. As Canada’s largest petroleum refiner, a major producer of crude oil, a key petrochemical producer and a leading fuels marketer from coast to coast, our company remains committed to high standards across all areas of our business.

imperialoil.ca ∙ youtube.com/ImperialOil ∙ x.com/ImperialOil ∙ linkedin.com/company/Imperial-Oil ∙ facebook.com/ImperialOilLimited

Cash operating costs (cash costs)
Cash operating costs is a non-GAAP financial measure that consists of total expenses, less purchases of crude oil and products, federal excise taxes and fuel charge, financing, and costs that are non-cash in nature, including depreciation and depletion, and non-service pension and postretirement benefit. The components of cash operating costs include "Production and manufacturing", "Selling and general" and "Exploration" from the company’s Consolidated statement of income. The sum of these income statement lines serves as an indication of cash operating costs and does not reflect the total cash expenditures of the company. The most directly comparable financial measure that is disclosed in the financial statements is "Total expenses" within the company’s Consolidated statement of income. This measure is useful for investors to understand the company’s efforts to optimize cash through disciplined expense management.

Unit cash operating cost (unit cash costs)
Unit cash operating costs is a non-GAAP ratio. Unit cash operating costs (unit cash costs) is calculated by dividing cash operating costs by total gross oil-equivalent production, and is calculated for the Upstream segment, as well as the major Upstream assets. Cash operating costs is a non-GAAP financial measure and is disclosed and reconciled above. This measure is useful for investors to understand the expense management efforts of the company’s major assets as a component of the overall Upstream segment. Unit cash operating cost, as used by management, does not directly align with the definition of “Average unit production costs” as set out by the U.S. Securities and Exchange Commission (SEC), and disclosed in the company’s SEC Form 10-K.

Source: Imperial
After more than a century, Imperial continues to be an industry leader in applying technology and innovation to responsibly develop Canada’s energy resources. As Canada’s largest petroleum refiner, a major producer of crude oil, a key petrochemical producer and a leading fuels marketer from coast to coast, our company remains committed to high standards across all areas of our business.

imperialoil.ca ∙ youtube.com/ImperialOil ∙ x.com/ImperialOil ∙ linkedin.com/company/Imperial-Oil ∙ facebook.com/ImperialOilLimited